Apr. 01, 2017
Pioneer Global Equity Fund

Supplement to the April 1, 2017 Prospectus and Summary Prospectus, as in effect and as may be amended from time to time

Effective August 1, 2017, Amundi Pioneer is making the following changes regarding the fund's expenses.

Pioneer Global Equity Fund	Current Expense Limit	New Expense Limit

Class A	1.30%	1.25%

Class C	2.20%	2.15%

Class T	1.30%	1.25%

The fund's other expense limits have not changed.

Class K - 0.80% Class R - 1.55% Class Y - 0.80%

Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to the above amounts. These expense limitations will be in effect through January 1, 2019.